EXHIBIT 99.1


                                VOTING AGREEMENT


      THIS VOTING AGREEMENT ("Agreement"), dated as of June 4, 2004, is made by and between RC2 Corporation, a Delaware corporation ("Parent"), and the undersigned holder (the "Stockholder") of shares (the "Shares") of common stock, par value $0.10 per share, of Foxboro, a Massachusetts corporation (the "Company").

      WHEREAS, Parent, Acquisition Corporation, a Massachusetts corporation and a wholly owned subsidiary of Parent ("MergerCo") and the Company have entered into an Agreement and Plan of Merger, dated of even date herewith (as such agreement may be subsequently amended or modified, the "Agreement and Plan of Merger"), providing for the merger of MergerCo with and into the Company (the "Merger");

      WHEREAS, the Stockholder beneficially owns and has sole or shared voting power with respect to the number of Shares, and holds stock options or other rights to acquire the number of Shares indicated opposite the Stockholder's name on Schedule 1 attached hereto;

      WHEREAS, it is a condition to the consummation of the Merger that the Stockholder execute and deliver this Agreement on a date even herewith; and

      WHEREAS, all capitalized terms used in this Agreement without definition herein shall have the meanings ascribed to them in the Agreement and Plan of Merger.

      NOW, THEREFORE, in consideration of, and as a condition to, Parent entering into the Agreement and Plan of Merger and proceeding with the transactions contemplated thereby, and in consideration of the expenses incurred and to be incurred by Parent in connection therewith, the Stockholder and Parent agree as follows:

      1. Agreement to Vote Shares. The Stockholder agrees that, prior to the Expiration Date (as defined below), at any meeting of the stockholders of the Company or any adjournment thereof, or in connection with any written consent of the stockholders of the Company, with respect to the Merger, the Agreement and Plan of Merger or any Acquisition Proposal, the Stockholder shall:

            (a) appear at such meeting or otherwise cause the Shares to be counted as present thereat for purposes of calculating a quorum;

            (b) from and after the date hereof until the Expiration Date, vote (or cause to be voted), or deliver a written consent (or cause a consent to be delivered) covering all of the Shares that such Stockholder shall be entitled to so vote, whether such Shares are beneficially owned by such Stockholder on the date of this Agreement or are subsequently acquired,
      (i) in favor of adoption and approval of the Agreement and Plan of Merger and all other transactions contemplated by the Agreement and Plan of Merger as to which stockholders of the Company are called upon to vote or consent; (ii) against any action or agreement that would reasonably be expected to result in a breach in any material respect of any covenant, representation or warranty of the Stockholder contained in this Agreement; and (iii) against any Acquisition Proposal, or any agreement or

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      transaction that is intended to, or could reasonably be expected to, materially impede, interfere with, delay, postpone, discourage or materially and adversely affect the consummation of the Merger.

      2. Expiration Date. As used in this Agreement, the term "Expiration Date" shall mean the earlier to occur of (a) the Effective Time, (b) such date and time as the Agreement and Plan of Merger shall be terminated pursuant to Article IX thereof, or (c) upon mutual written agreement of the parties to terminate this Agreement. Upon termination or expiration of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, such termination or expiration shall not relieve any party from liability for any willful breach of this Agreement prior to termination hereof.

      3. Agreement to Retain Shares. From and after the date hereof until the Expiration Date, the Stockholder shall not, except as contemplated by this Agreement or the Agreement and Plan of Merger, directly or indirectly, sell, assign, transfer, or otherwise dispose of (including, without limitation, by the creation of a Lien (as defined in Section 4(c) below)), or enter into any contract, option, commitment or other arrangement or understanding with respect to the sale, transfer, assignment or other disposition of, any Shares owned by the Stockholder, whether such Shares are held by the Stockholder on the date of this Agreement or are subsequently acquired prior to any meeting of stockholders held prior to the Expiration Date, whether by the exercise of any stock options to acquire Shares or otherwise. Notwithstanding the foregoing, the Stockholder may make (a) transfers by will or by operation of law or other transfers for estate planning purposes, in which case this Agreement shall bind the transferee, and (b) as Parent may otherwise agree in writing in its sole discretion.

      4. Representations and Warranties of Stockholder. The Stockholder hereby represents and warrants to Parent as follows:

            (a) the Stockholder has the complete and unrestricted power and the unqualified right to enter into and perform the terms of this Agreement;

            (b) this Agreement (assuming this Agreement constitutes a valid and binding agreement of Parent) constitutes a valid and binding agreement with respect to the Stockholder, enforceable against the Stockholder in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally;

            (c) except as set forth on Schedule 1, the Stockholder beneficially owns the number of Shares indicated opposite such Stockholder's name on
      Schedule 1, free and clear of any liens, claims, charges or other encumbrances or restrictions of any kind whatsoever ("Liens"), and has sole or shared, and otherwise unrestricted, voting power with respect to such Shares; and

            (d) the execution and delivery of this Agreement by Stockholder does not, and the performance by Stockholder of his obligations hereunder and the consummation by Stockholder of the transactions contemplated hereby will not, violate or conflict with, or constitute a default under, any


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      agreement, instrument, contract or other obligation or any order, arbitration award, judgment or decree to which Stockholder is a party or by which Stockholder is bound, or any statute, rule or regulation to which Stockholder is subject or, in the event that Stockholder is a corporation, partnership, trust or other entity, any bylaw or other organizational document of Stockholder.

      5. Irrevocable Proxy. Subject to the last sentence of this Section 5, by execution of this Agreement, Stockholder does hereby appoint Parent with full power of substitution and resubstitution, as Stockholder's true and lawful attorney and irrevocable proxy, to the fullest extent of the undersigned's rights with respect to the Shares, to vote, if the Stockholder is unable to perform his or her obligations under this Agreement, each of such Shares solely with respect to the matters set forth in Section 1 hereof. Stockholder intends this proxy to be irrevocable and coupled with an interest hereunder until the Expiration Date and hereby revokes any proxy previously granted by Stockholder with respect to the Shares. Notwithstanding anything contained herein to the contrary, this irrevocable proxy shall automatically terminate upon the Expiration Date of this Agreement.

      6. No Solicitation. From and after the date hereof until the Expiration Date, Stockholder, in his capacity as a stockholder of the Company, shall not, nor, to the extent applicable to Stockholder, shall he permit any of his affiliates to, nor shall he authorize any officer, director or representative of, Stockholder or any of his affiliates to, (a) solicit, initiate or knowingly encourage (including by way of furnishing non-public information), or take other action to facilitate, any inquiries or the making of any proposal that constitutes an Acquisition Proposal, (b) participate in any discussions or negotiations regarding an Acquisition Proposal, (c) enter into any agreement with respect to an Acquisition Proposal (other than the Agreement and Plan of Merger), (d) solicit proxies or take any action to facilitate a "solicitation" (as such term is defined in Regulation 14A under the Exchange Act) with respect to an Acquisition Proposal (other than the Agreement and Plan of Merger), (e) initiate a stockholders' vote or action by consent of the Company's stockholders with respect to an Acquisition Proposal, or (f) except by reason of this Agreement become a member of a "group" (as such term is defined in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company that takes any action in support of an Acquisition Proposal.

      7. Specific Enforcement. The Stockholder has signed this Agreement intending to be legally bound thereby. The Stockholder expressly agrees that this Agreement shall be specifically enforceable in any court of competent jurisdiction in accordance with its terms against the Stockholder. All of the covenants and agreements contained in this Agreement shall be binding upon, and inure to the benefit of, the respective parties and their permitted successors, assigns, heirs, executors, administrators and other legal representatives, as the case may be.

      8. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same instrument.


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

      9. No Waivers. No waivers of any breach of this Agreement extended by Parent to the Stockholder shall be construed as a waiver of any rights or remedies of Parent with respect to any other stockholder of the Company who has executed an agreement substantially in the form of this Agreement with respect to Shares held or subsequently held by such stockholder or with respect to any subsequent breach of the Stockholder or any other such stockholder of the Company. No waiver of any provisions hereof by either party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

      10. Miscellaneous. This Agreement to be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of laws thereof. If any provision hereof is deemed unenforceable, the enforceability of the other provisions hereof shall not be affected.

      11. Capacity as Stockholder. The Stockholder signs this Agreement solely in the Stockholder's capacity as a stockholder of the Company, and not in the Stockholder's capacity as a director, officer or employee of the Company or any of its subsidiaries or in the Stockholder's capacity as a trustee or fiduciary of any ERISA plan or trust. Notwithstanding anything herein to the contrary, nothing herein shall in any way restrict a director and/or officer of the Company in the exercise of his or her fiduciary duties consistent with the terms of the Agreement and Plan of Merger as a director and/or officer of the Company or in his or her capacity as a trustee or fiduciary of any ERISA plan or trust or prevent or be construed to create any obligation on the part of any director and/or officer of the Company or any trustee or fiduciary of any ERISA plan or trust from taking any action in his or her capacity as a director of the Company.

      12. No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the Board of Directors of the Company has approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the Company's Restated Articles of Organization, the possible acquisition of the Shares by Parent and MergerCo pursuant to the Agreement and Plan of Merger, (b) the Agreement and Plan of Merger is executed by all parties thereto, and (c) this Agreement is executed by all parties hereto

      13. Entire Agreement. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by each party hereto.

                          [Signature Page Follows Next]


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

      EXECUTED as of the date first above written.


                                       STOCKHOLDER


                                       ---------------------------------------
                                       Name:
                                            ----------------------------------


                                       RC2 CORPORATION


                                       By:
                                              --------------------------------
                                       Name:
                                              --------------------------------
                                       Title:
                                              --------------------------------

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                                  SCHEDULE 1(1)


           Stockholder                    Shares                Options
           -----------                    ------                -------



      Notwithstanding anything in this Agreement to the contrary, the Stockholder does not represent that the Stockholder has any voting or other power with respect to any of the Shares set forth above which are Shares allocable to such Stockholder's account under any employee stock ownership, deferred investment or other similar plan of the Company (other than for Shares allocable to the Stockholder's account under an employee stock ownership plan for which the Stockholder does have voting power).


----------
      (1) Shares include shares allocable to a stockholder's account under the Company's employee stock ownership, deferred investment or other similar plans of the Company.